Exhibit 99.2

UHOS Q1 2010 Earnings Teleconference May 14, 2010

• Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” • This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements 2

Q1 2010 Highlights: Another Great Quarter • Adjusted EBITDA Performance: • Driven by growth in: • Asset360TM (formerly Asset Management) • Patient Handling (beds, surfaces, bariatrics) • Negative Pressure Wound Therapy • Headwinds: – Economy – Hospital census & expense control – Weak Q1 flu season Q1 2010 +18% Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations 3

Outlook: Numerous Growth Avenues Despite Macro Headwinds of Employment, Reform and Politics • Asset360TM • Patient Handling (beds, surfaces, bariatrics, etc.) • Negative Pressure Wound Therapy • Disciplined Acquisitions Cost Patient Outcomes Efficiency Growing Double Digits Large market, gaining traction Staying True to our Core Solutions Approach: 4 Approaching “Tipping Point”

Financial Review 1st Quarter 2010 6

Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations 2010: Continued Growth for UHS Adjusted EBITDA (000's) $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 LTM Mar LTM = $113.0 7

Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation Medical Equipment Outsourcing RENTAL OF UHS-OWNED EQUIPMENT Supplemental (short-term) Long-Term Bariatrics: Suite of specialty equipment for obese patients RENTAL OF MANUFACTURER-OWNED EQUIPMENT ASSET360TM EQUIPMENT MANAGEMENT PROGRAM (Formerly Asset Mgmt) On-site management to drive better equipment utilization (UHS people, technology & processes) 8 $ in Millions 1st Quarter LTM 2009 2010 % Chg Q1 2010 Revenues 58.3 $ 65.2 $ 11.8% 239.5 $ Cash Gross Margin Pre ASC 805 39.1 44.0 12.6% 159.2 % of Revenue 67.0% 67.5% 66.5% Historical Depreciation (13.6) (15.5) (57.2) Gross Margin Pre ASC 805 25.5 $ 28.5 $ 11.8% 102.0 $ % of Revenue 43.8% 43.8% 42.6% Trend Analysis • Strong momentum in Asset360TM, patient handling and wound therapy offset sluggish results in peak need rental caused by soft census • Patient handling Revenues and Margins benefited from the conversion to owned equipment where we receive 100% of the Revenues

Technical and Professional Services Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation TECHNICAL SERVICES Maintain & Repair Customer owned Equipment: • Non-resident, response based/ scheduled Biomedical Services • Manufacturer Services BIOMED360TM EQUIPMENT MAINTENANCE PROGRAM (Formerly CHAMP) Customizable on-site biomedical services program 9 $ in Millions 1st Quarter LTM 2009 2010 % Chg Q1 2010 Revenues 10.4 $ 10.8 $ 3.9% 42.8 $ Cash Gross Margin Pre ASC 805 3.1 3.1 -0.5% 12.2 % of Revenue 30.1% 28.8% 28.5% Historical Depreciation (0.1) (0.1) (0.3) Gross Margin Pre ASC 805 3.0 $ 3.0 $ -0.5% 11.9 $ % of Revenue 29.3% 28.0% 27.7% Trend Analysis • Higher Revenues in our BioMed360TM (formerly CHAMP) and manufacturer services unit, offset by increased 3rd Party expenses • Additionally, we continue to focus our sales force on large organic growth opportunities in our Outsourcing segment

Medical Equipment Sales and Remarketing Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation Trend Analysis • Lower current year Revenues are a result of robust equipment sales in the comparable 2009 period • Results in this segment will fluctuate based on equipment availability, transactional size and the transactional nature of the business ASSET RECOVERY & EQUIPMENT BROKERAGE NEW EQUIPMENT SALES DISPOSABLE SALES 10 10 $ in Millions 1st Quarter LTM 2009 2010 % Chg Q1 2010 Revenues 5.2 $ 4.2 $ -20.0% 21.1 $ Cash Gross Margin Pre ASC 805 1.2 1.0 -20.8% 4.8 % of Revenue 23.5% 23.3% 22.9% Historical Depreciation - (0.1) (0.2) Gross Margin Pre ASC 805 1.2 $ 0.9 $ -21.9% 4.6 $ % of Revenue 22.4% 21.9% 21.9%

Selected Financial Data Refer to Appendix for reconciliation of Cash SG&A to SG&A, Gross Margin Pre-ASC 805 to Gross Margin, Historical Depreciation to Depreciation, Adjusted EBITDA to Cash Flows from Operations, and Accrual CAPEX to investing cash flows 11 11 $ in Millions LTM Q1 2009 2010 % Chg 2010 Consolidated Revenues 73.9 $ 80.2 $ 8.4% 303.4 $ Cash Gross Margin Pre-ASC 805 43.4 $ 48.1 $ 10.7% 176.2 $ % of Revenues 58.7% 60.0% 58.1% Historical Depreciation (13.7) (15.7) (57.7) Gross Margin Pre-ASC 805 29.7 $ 32.4 $ 9.3% 118.5 $ % of Revenues 40.2% 40.5% 39.0% Cash SG&A 16.3 $ 16.0 $ -2.0% 63.2 $ % of Revenues 22.0% 19.9% 20.8% Adjusted EBITDA 27.1 $ 32.1 $ 18.3% 113.0 $ % of Revenues 36.7% 40.0% 37.2% Patient Handling Buyout - $ 16.6 $ 16.6 $ Other 6.6 15.1 129.3% 59.6 Total Accrual CAPEX 6.6 $ 31.7 $ 76.2 $ 1st Quarter

Additional Commitment = ~ $20 $195 Bank Line (as of May 6th) Available Liquidity = ~ $135 Used = ~ $40 Debt Maturities $- $100 $200 $300 $400 $500 2010 2011 2012 2013 2014 2015 $195 Revolver Liquidity Remains Robust ($ millions) 12 12 • Amended and Restated the Bank Line on May 6th as follows: • Increased total line by $60 from $135 to $195 • Extended the maturity by 18 months to Nov 30, 2014 • LIBOR margin updated from 1.50% to 2.75% • Debt maturity profile Borrowing Base = $175

Total Net Debt and Accrued Interest / LTM Adjusted EBITDA 1.0 2.0 3.0 4.0 5.0 6.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 10 Recap Recap Leverage Trend Note that our calculations include Accrued Interest for conservatism Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations 13 13

2009 2010 E Adjusted EBITDA $108 $120 + Accrual CAPEX $51 $85 - $90 (UHS includes capital used to fund existing (~$17) and future growth of patient handling equipment, which was previously funded by our partner) Year-end Leverage 4.8x Mid 4’s (absent acquisitions) Estimated Guidance ($ in Millions) Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations & Accrual CAPEX to Cash used in Investing Activities 14 14

Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Continue to Expect Growth Despite the Economic Environment 15 15 Adjusted EBITDA (000's) $- $25,000 $50,000 $75,000 $100,000 $125,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 E

• Selected Reconciliations • EBITDA Reconciliation: 2009 & 2010 • EBITDA Reconciliation: 1998 – LTM Q1 2010 • Depreciation and Amortization Reconciliation • Other Reconciliations Appendix 16 16

Selected Reconciliations 17 17 $ in Millions 1st Quarter LTM Q1 2009 2010 2010 Gross Margin ASC 805 Impact Depreciation 3.4 $ 3.1 $ 13.1 $ Occupancy - - 0.1 Fixed Asset Disposals 0.5 0.4 1.5 Total Gross Margin ASC 805 Impact 3.9 $ 3.5 $ 14.7 $ SG&A per GAAP to Cash SG&A SG&A per GAAP 22.0 $ 21.1 $ 83.3 Stock Option Expense (0.6) (0.3) (1.0) Historical Depreciation & Amortization (0.7) (0.7) (2.9) ASC 805 Depreciation & Amortization (4.0) (3.6) (14.4) Other ASC 805 Impact (0.1) - (0.3) Management, Board, & Strategic Fees (0.3) (0.5) (1.5) Cash SG&A 16.3 $ 16.0 $ 63.2 $

Selected Reconciliations Gross Margin Pre-ASC 805 to Gross Margin 18 18 $ in Millions 1st Quarter LTM Q1 2009 2010 2010 Medical Equipment Outsourcing Gross Margin Pre-ASC 805 25.5 $ 28.5 $ 102.0 $ ASC 805 Outsourcing Depreciation 3.4 3.1 13.1 Other ASC 805 Items 0.2 0.3 0.9 Gross Margin per GAAP 21.9 $ 25.1 $ 88.0 $ Technical & Professional Services Gross Margin Pre-ASC 805 3.0 $ 3.0 $ 11.9 $ Gross Margin per GAAP 3.0 $ 3.0 $ 11.9 $ Medical Equipment Sales & Remarketing Gross Margin Pre-ASC 805 1.2 $ 0.9 $ 4.6 $ Other ASC 805 Items 0.3 0.1 0.7 Gross Margin per GAAP 0.9 $ 0.8 $ 3.9 $ Total Gross Margin Pre-ASC 805 29.7 $ 32.5 $ 118.5 $ Total ASC 805 Depreciation 3.4 3.1 13.1 Total Other ASC 805 Items 0.5 0.4 1.6 Total Gross Margin per GAAP 25.8 $ 29.0 $ 103.8 $

EBITDA Reconciliation Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management and board fees, stock option expense, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below. 19 19 $ in Millions 1st Quarter 2009 2010 Net Cash provided by Operating Activities 18.6 $ 30.4 $ Changes in Operating Assets and Liabilities (2.3) (9.9) Other and Non-Cash Expenses 0.7 0.2 Income Tax Expense (3.1) (1.3) Interest Expense 11.7 11.5 EBITDA 25.6 30.9 Management, Board, & Strategic Fees 0.3 0.5 Stock Option Expense 0.6 0.3 ASC 805 Impact 0.6 0.4 Adjusted EBITDA 27.1 $ 32.1 $

EBITDA Reconciliation: 1998 – LTM Q1 2010

UHS

Universal | Hospital | Services™

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), before management and board fees, stock option expense, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company's ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals ("GAAP") and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management's discretionary use. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

$ in Millions	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	LTM Q1 2010
Net Cash provided by Operating Activities	$ 9.7	$ 15.2	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 56.2	$ 56.0	$ 67.8
Changes in Operating Assets and Liabilities	1.4	3.7	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	3.6	6.2	(1.4)
Other and Non-Cash Expenses	0.9	0.7	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	6.5	6.3	5.7
Income Tax Expense	(1.1)	(1.7)	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(15.4)	(11.5)	(9.7)
Interest Expense	11.2	18.0	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	46.9	46.5	46.3
EBITDA	22.1	35.9	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	97.8	103.5	108.7
Recapitalization, company sale, stock compensation and severence expenses	5.1	-	-	1.6	10.1	14.4	-	-	-	27.2	-	-	-
Terminated IPO Expenses	-	-	-	1.2	-	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	13.3	-	-	-	23.4	-	-	-
Financing and Reorganization Charges	$ 5.1	$ -	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ -	$ -	$ -
Management, Board, & Strategic Fees	-	-	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	1.3	1.3	1.5
Other	2.9	-	-	-	-	-	-	-	-	(0.7)	0.1	-	-
Stock Option Expense	-	-	-	-	-	-	-	-	1.7	3.7	2.5	1.3	1.0
ASC 805 Impact	-	-	-	-	-	-	-	-	-	2.4	2.3	2.0	1.8
Adjusted EBITDA	$ 30.1	$ 35.9	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.0	$ 95.5	$104.0	$108.1	$113.0
Total Revenue	$ 69.4	$ 92.2	$106.0	$125.6	$153.8	$171.0	$199.6	$215.9	$225.1	$264.0	$289.1	$297.2	**$303.4**
Total Debt & Accrued Interest, Less Cash & Investments *	$153.8	$192.4	$199.0	$209.2	$205.8	$276.7	$301.9	$305.0	$315.0	$501.1	$521.7	$522.3	**$537.5**
Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA) *	5.1	5.4	4.6	4.1	3.4	4.3	4.4	4.0	3.9	5.2	5.0	4.8	4.8

* As of End of Period

20

Depreciation & Amortization Reconciliations 21 21 $ in Millions 1st Quarter LTM Q1 2009 2010 2010 Historical Outsourcing Depreciation 13.6 $ 15.5 $ 57.2 $ ASC 805 Outsourcing Depreciation 3.4 3.1 13.1 Total Outsourcing Depreciation 17.0 18.6 70.3 Historical Technical & Professional Services Depreciation 0.1 0.1 0.3 ASC 805 Technical & Professional Services Depreciation - - - Total Technical & Professional Services Depreciation 0.1 0.1 0.3 Historical Sales & Remarketing Depreciation - 0.1 0.2 Total Sales & Remarketing Depreciation - 0.1 0.2 Historical Gross Margin Depreciation 13.7 15.7 57.7 Gross Margin ASC 805 Depreciation 3.4 3.1 13.1 Total Gross Margin Depreciation 17.1 18.8 70.8 Historical Selling, General, and Admin Depreciation 0.7 0.7 2.9 ASC 805 Selling, General, and Admin Depreciation 0.2 0.2 0.6 Total Selling, General, and Admin Depreciation 0.9 0.9 3.5 Total ASC 805 Selling, General, and Admin Amortization 3.8 3.4 13.8 Total Depreciation, Amortization, and Impairment 21.8 $ 23.1 $ 88.1 $

Other Reconciliations 22 22 LTM $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q1 2010 Q1 2010 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 50.6 $ 33.9 $ 74.6 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - - - - / + Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 1.5 - 1.4 - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (4.7) (2.3) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 4.7 2.5 2.5 Accrual CAPEX 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 51.1 $ 31.7 $ 76.2 $ Certain Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ - $ - $ - $ UHS by Parent - - - - - - - (335.1) - - - - Other - (7.8) - (1.9) (15.1) (1.1) - - - - - - Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ - $ - $ ACQUISITIONS ACCRUAL CAPEX RECONCILIATION